Income Taxes	6 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 – INCOME TAXES

The Company recorded a provision for federal and state income taxes of $1,176 and $2,232 for the three months ended June 30, 2018 and June 30, 2017, respectively which represents effective tax rates of approximately 39% and 38%, respectively.

The Company recorded a provision for federal and state income taxes of $1,625 for the Successor Period from March 15, 2018 to June 30, 2018, $718 for the Predecessor periods from January 1, 2018 to March 14, 2018 and 4,677 for the six months months ended June 30, 2017, respectively, which represent effective tax rates of approximately 39%, 24%, and 38%, respectively.

The Company’s 2018 effective tax rates differ from the federal statutory rate of 21% primarily due to local and state income tax rates, net of the federal tax effect as well as the non-deductibility of certain transaction costs and stock-based compensation expense. The Company’s 2017 effective tax rates differ from the federal statutory rate of 35% primarily due to local and state income tax rates, net of the federal tax effect. Due to the Tax Cuts and Jobs Act, the Company’s federal income tax rate decreased from 35% in 2017 to 21% in 2018.

Deferred tax assets and liabilities were as follows:

	Successor	Predecessor
	As of	As of
	June 30,	December 31,
	2018	2017
	(Unaudited)
Deferred tax assets:
Accounts receivable	$253	$253
Accrued charge-backs	634	594
Other accrued liabilities	527	424
Goodwill	-	274
Financing liability	14,005	13,574
Transaction costs	-	579
Stock based compensation	-	165
Other, net	(65)	215
	15,354	16,078

Deferred tax liabilities:
Prepaid expenses	(118)	(202)
Inventories	(4,605)	(1,531)
Property and equipment	(15,349)	(9,178)
Intangible assets	(15,652)	(5,023)
	(35,724)	(15,934)

Net deferred tax assets/ (liabilities)	$(20,370)	$144